HARRIS INSIGHT(R) FUNDS

               Supplement dated March 3, 2005 to the Statement of
                    Additional Information dated May 1, 2004

The Funds no longer offer B Shares. All references to B Shares in the Statement of Additional Information should be disregarded.

                                     * * * *

The following paragraphs supplement the information on page 52 in the section entitled Service and Distribution Plans - General.

     From their own resources, HIM and Harris Trust from time to time may make payments based on current net asset value or other measures to selected brokerage firms and other financial institutions that were instrumental in investment in the Funds by their customers. These payments currently range up to 0.05% annually on average net assets of shares held by such customers in a Money Market Fund, up to 0.10% annually on average net assets of shares held by such customers in the N Shares class of an Equity Fund or a Fixed Income Fund, and up to 0.25% annually on average net assets of shares held by such customers in the Institutional Shares class of an Equity Fund or a Fixed Income Fund. These payments are subject to change. HIM and Harris may also share certain marketing expenses with or pay for or sponsor informational meetings, conferences, seminars or client appreciation events for such intermediaries to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of shares of the Funds over sales of other securities.

     Additionally, Harris Trust and the Distributor may act as Service Organizations and receive fees under a Service Plan. Because the service fee is payable regardless of Harris Trust's or the Distributor's expenses in providing services under a Service Plan, they may realize a profit from any fees that they receive.